================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 15, 2004


                                AptarGroup, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                       1-11846                  36-3853103
          --------                       -------                  ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


475 West Terra Cotta Avenue, Suite E, Crystal Lake, IL                 60014
------------------------------------------------------                 -----
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code 815-477-0424.
                                                   -------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

Item 12. Results of Operations and Financial Condition.
         ----------------------------------------------


     On April 15, 2004, AptarGroup, Inc. announced its results of operations and financial condition for the quarter ended March 31, 2004. The press release regarding this announcement is furnished as Exhibit 99.1 hereto.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Signatures
----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   AptarGroup, Inc.

Date:  April 15, 2004              By: /s/ Stephen J. Hagge
                                       --------------------
                                       Stephen J. Hagge
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary

                                  Exhibit Index
                                  -------------

Exhibit No.
-----------
99.1               Press Release of AptarGroup, Inc. dated April 15, 2004.